UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
June 14, 2006
America Service Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-23340	51-0332317
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification Number)

105 Westpark Drive, Suite 200, Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 373-3100
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01.Financial Statements and Exhibits.
Signatures
EXHIBIT INDEX
EX-10.1 FORM OF NEW DIRECTOR STOCK GRANT CERTIFICATE
EX-10.2 INCENTIVE COMPENSATION PLAN
EX-99.1 PRESS RELEASE

Item 1.01 Entry into a Material Definitive Agreement.
     New Director Compensation. On June 6, 2006, the Incentive Stock and Compensation Committee of the Board of Directors (the “Board”) of America Service Group Inc. (the “Company”) recommended that the Board approve a change in the Board compensation program by providing that each new Director (as defined by the Amended and Restated 1999 Incentive Stock Plan) upon election to the Board receive 10,000 restricted shares of the Company’s common stock. The previous program provided that each new Director receive options of the Company’s common stock. Under the terms of the restricted shares, each new Director shall have the right, among other rights, to receive cash dividends on all of these shares and to vote such shares until the Director’s right to such shares is forfeited or becomes nonforfeitable. These shares become nonforfeitable in equal annual installments over four years beginning on the first anniversary of the date the shares are issued. The form of Stock Grant Certificate which evidences the grant of restricted shares and the terms thereof is attached hereto as Exhibit 10.1. This change to the Board compensation program was approved by the Board on June 14, 2006.
     Additionally, on June 6, 2006, the Incentive Stock and Compensation Committee of the Board of the Company recommended that the Board approve a $5,000 annual retainer for the chairperson of the Corporate Governance and Nominating Committee of the Board. This addition to the Board compensation program was approved by the Board on June 14, 2006. In all other respects, the Board compensation program remains the same.
     2006 Incentive Compensation Plan. On June 6, 2006, the Incentive Stock and Compensation Committee of the Board of the Company recommended that the Board approve the 2006 Incentive Compensation Plan. The 2006 Incentive Compensation Plan, which is designed to award lump-sum bonuses to eligible employees based on the financial performance of the Company, was approved by the Board on June 14, 2006 and is attached hereto as Exhibit 10.2.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     (d) On June 14, 2006, the Board of the Company, in accordance with the Company’s Bylaws, expanded the size of the Board from seven members to eight members and appointed William M. Fenimore, Jr., John W. Gildea, William E. Hale and John C. McCauley (the “Appointed Directors”) to serve as new members of the Board until the 2007 Annual Meeting of Stockholders or until their respective successor is elected and qualified. The Appointed Directors were appointed to fill the vacancies created by three prior director resignations and by the increase in the size of the Board by one member. At this time, the Board also appointed Mr. Fenimore and Mr. Hale to serve on the Audit Committee of the Board, Mr. Fenimore and Mr. Gildea to serve on the Incentive Stock and Compensation Committee of the Board and Mr. McCauley to serve on the Ethics and Quality Assurance Committee of the Board. Each Appointed Director will also serve on the Corporate Governance and Nominating Committee of the Board. Additionally, the Board determined that Richard D. Wright, who was serving as an interim member of the Audit Committee, will no longer serve on that committee effective June 14, 2006, and the Board determined that William D. Eberle, who was serving as a member of the Incentive Stock and Compensation Committee, will no longer serve on that committee effective June 14, 2006. The Board has determined that each of the Appointed Directors is independent within the meaning of the rules of The NASDAQ Stock Market, Inc. (“NASDAQ”) as currently in effect. The Board has also determined that Mr. Fenimore and Mr. Hale meet the financial knowledge requirements for audit committee members under the NASDAQ listing standards.
     The Company believes that the addition of the Appointed Directors to the Board and the appointments of Mr. Fenimore and Mr. Hale to serve on the Audit Committee allow the Company to regain compliance with the independent director and audit committee requirements set forth in NASDAQ Marketplace Rule 4350 (“Rule 4350”). As previously disclosed, the Company received notification of its noncompliance with Rule 4350 from NASDAQ Listing Qualifications after two of its independent directors resigned on May 6 and May 8, 2006, respectively. The Company expects to receive notification from NASDAQ in the near future stating that it has regained compliance with Rule 4350.
     William M. Fenimore, Jr. has served as the Managing Partner of BridgeLink LLC, a Swiss-based capital advising firm, since October 2003. Prior to this time, Mr. Fenimore served as President of Fenimore and Associates and Chief Executive Officer of Integrion Financial Network. Mr. Fenimore also serves on the Board of Directors of Wausau Financial Systems and the Board of Advisors of UTIX Corporation.
     John W. Gildea is a Managing Director and founding principal of Gildea Management Co., a management company of special situations with middle market companies in the United States and Central Europe. Mr. Gildea is currently a member of the Board of Directors of several companies, including Sterling Chemicals, Inc. and Misonix, Inc. Mr. Gildea also served as a member of the Company’s Board of Directors from 1986 to 1999.

     William E. Hale served as the President and Chief Executive Officer of Beech Street Corporation, one of the nation’s largest Preferred Provider Organizations from June 1998 to June 2006. Mr. Hale currently serves on the Board of Directors of America’s Health Insurance Plans and the Executive Committee of the Board of Directors for the American Association of Preferred Provider Organizations.
     John C. McCauley has served as the Assistant Vice Chancellor — Risk and Insurance Management for Vanderbilt University since August 2004. From March 1996 to August 2004, Mr. McCauley was the Executive Director of Risk and Insurance Management for Vanderbilt University. Mr. McCauley is an attorney, a certified mediator and currently serves as a member of the Board of Directors of American Retirement Corporation where he is the Quality Assurance Committee chair and a member of the Compensation Committee.
     There are no arrangements or understandings among the Appointed Directors and any other person or persons pursuant to which the Appointed Directors were selected as directors of the Company. There are also no transactions in which any of the Appointed Directors has an interest requiring disclosure pursuant to Item 404(a) of Regulation S-K.
     The Company issued a press release announcing the appointment of these four individuals to the Company’s Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01.Financial Statements and Exhibits.
     (d) Exhibits.

10.1	Form of New Director Stock Grant Certificate under the America Service Group Inc. Amended and Restated 1999 Incentive Stock Plan.

10.2	2006 Incentive Compensation Plan of America Service Group Inc.

99.1	Press Release dated June 14, 2006.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA SERVICE GROUP INC.
Date: June 14, 2006	By:	/s/ Michael Catalano
Michael Catalano
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits
10.1	Form of New Director Stock Grant Certificate under the America Service Group Inc. Amended and Restated 1999 Incentive Stock Plan.

10.2	2006 Incentive Compensation Plan of America Service Group Inc.

99.1	Press release dated June 14, 2006.